Exhibit (10) (k) (q)


                                                             Service Agreement
                                                             No. 38086
                                                             Control No. 930905-
009






                                           SST SERVICE AGREEMENT


                  THIS AGREEMENT, made and entered into  this  1st  day  of
            November,  1993,  by
            and between COLUMBIA GAS TRANSMISSION CORPORATION ("Seller") and SOUTH JERSEY GAS
            COMPANY ("Buyer").

                  WITNESSETH:     That  in  consideration  of  the  mutual
            covenants    herein
            contained, the parties hereto agree as follows:

                  Section 1. Service to be Rendered. Seller shall perform and Buyer shall receive service in accordance with the provisions of the effective SST Rate Schedule and applicable General Terms and Conditions of Seller's FERC Gas Tariff,
            Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance
            with the rules and regulations of the Commission.        The
maximum  obligation   of
            Seller to deliver gas hereunder to or for Buyer, the designation of the points of delivery at which Seller shall deliver or cause gas to be delivered to or for
            Buyer, and the points of receipt at which Buyer shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.223 of Subpart G of the
Commission's  regulations.
            Buyer warrants that service hereunder is being provided on behalf of Buyer.

                  Section 2.    Term.    Service  under  this  Agreement  shall
            commence  as   of
            November l-, 1993, and shall continue in full force and effect until October 31,
            2009 and from year-to-year thereafter unless terminated by either party upon six
            (6) months' written notice to the  other  prior  to  the  end  of the  initial  term
            granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Buyer may have under the Commission's regulations and Seller's Tariff.

                 Section 3.     Rates.     Buyer  shall  pay  Seller  the
            charges   and   furnish
            Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

                 Section 4.    Notices.     Notices  to  Seller  under  this
            Agreement  shall  be
            addressed  to  it  at  Post  Office  Box  1273,  Charleston,  West
Virginia   25325-
            1273, Attention:  Director,  Transportation  and  Exchange  and
notices   to   Buyer
            shall be  addressed   to   it at   One South  Jersey  Plaza,  Route
54,  Folsom,  NJ
            08037  Attention:  Mr.  William  C.  Bingham,  until  changed  by
either  party   by
            written notice.

                                                             Service Agreement
                                                            No. 38086
                                                            Control No. 930905-
009




                                       SST SERVICE AGREEMENT (Cont'd)


                  Section 5. Prior Service Agreements.- This Agreement is being entered into by the parties hereto pursuant to tne Commission's Order No.
636  and  its
            orders dated July 14, 1993 and September 29, 1993, with respect to Seller's Order
            No. 636 compliance filing and relates to the following existing Service
            Agreements:

                  FSS Service Agreement No. 34635, effective November 1, 1989, as it may have been amended, providing for storage and transportation service  under
                  the FSS Rate Schedule.

                  CDS Service Agreement No. 36086, effective November 1, 1989, as it may have been amended, providing for bundled sales, transportation and  storage
                  service under the CDS Rate Schedule.

                  WS Service Agreement No. 36087, effective November 1, 1989, as it may have been amended, providing for a bundled storage and delivery service  under
                  the WS Rate Schedule.

            The terms of Service Agreement No. 38086 shall become effective as of the effective date hereof, however, the parties agree that neither the execution  nor
            the performance of Service Agreement 38086 shall prejudice any recoupment or other rights that Buyer may have under or with respect to the above-referenced
            Service Agreements.

            SOUTH JERSEY GAS COMPANY                  COLUMBIA GAS  TRANSMISSION
CORPORATION



            By

                William C. Bingham, Jr.
            Title  Sr Vice President, Gas Supply



 APPendix A to Service Agreement No. 3 8 0 8 6
 Under Rate Schedule S S T

 Between (Seller)CO L UMB i A GAS T RAN SMISS i ON CORPO RAT

 and(Buyer) SOUTH JERSEY GAS CO


Revision No.

Control No. 1 0 9 3 - 0 9 - 0 5 -     0 0 0 9







 October through March Transportation Demand
                                                             20,500    Dth/day

 April through September Transportation Demand               10,250    Dth/day



 Primary Receipt Points



 Scheduling                                      Scheduling            Maximum
 Daily
 Point No.                                       Point Name            Quantity
(Dth/Day)

 STOW                                            STORAGE WITHDRAWALS
20,500

                     Appendix A to Service Agreement NO. 3 8 0 9 6
                                 Under Rate Schedule S S T
 Between (Seller)CO LUMB I A GAS TRAN SMISS I ON COR POR ATION and(Buyer) SOUTH JERSEY GAS CO

 Control No.        1 9 9 3 - 0 9 - 0 5  -  0 0 9








 Primary Delivery Points


                                                                     Maximum


                                       Delivery


Pressure

                                               Maximum Daily

 Scheduling                                      Scheduling            Measuring
Measuring  Delivery Obligation   Obligation

 Point No.                                       Point Name            -- int
No.                                              Point Name


                                           109   SOUTH JERSEY GAS CO
629898                                      SWEDESBORO               65,522
350

 ApPendix A to Service Agreement NO. 3 8 0 8 a
 Under Rate Schedule S S T

 Between (Seller)CO LUMB I A GAS TRAN SMISS I ON COR POR ATION
     and (Buyer) S 0 U T H JERSEY GAS CO
 Revision No.

 Control No. 1 9 9 3 - 0 9 - 0 5 - 0 0 9








 Sl IF A MAXIMUM PRESSURE IS NOT SPECIFICALLY STATED, THEN SELLER'S OBLIGATION

 SHALL BE AS STATED IN SECTION 13 (DELIVERY PRESSURE) OF THE GENERAL TERMS AND
                     CONDITIONS.


 GFNT UNLESS STATION SPECIFIC MDDOS ARE SPECIFIED IN A SEPARATE FIRM
 SERViCE AGREEMENT BETWEEN SELLER AND BUYER, SELLER'S AGGREGATE
                     MAXIMUM DAILY DELIVERY OBLIGATION, UNDER THIS AND ANY OTHER SERVICE AGREEMENT BETWEEN SELLER AND BUYER, AT THE STATIONS LISTED ABOVE SHALL NOT EXCEED THE MDDO QUANTITIES SET FORTH
ABOVE
                     FOR EACH STATION. ANY STATION SPECIFIC MDDOS IN A SEPARATE FIRM
                     SERVICE AGREEMENT BETWEEN SELLER AND BUYER SHALL BE ADDITIVE TO
                     THE INDIVIDUAL STATION MODOS SET FORTH ABOVE.
 Appendix A to Service Agreement NO. 3 9 0 8 6
 Under Rate Schedule s s T

 Between (Seller)CO LUMB I A GAS TRAN SMISS I ON  CORPORATION

    and(Buyer) SOUTH JERSEY GAS CO

 Revision No.
 Control No. 1 9 9 3 - 0 9 - 0 5

 0 0 0 9








 The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Seller's Tariff is incorporated herein by referencefor the purposes of listing valid secondary receipt and delivery points.





 Service changes pursuant to this Appendix A shall become effective as of N 0 V E M B E R 0 1 , 1 9 9 3 This Appendix A shall cancel and supersede the previous

 Appendix A effective as of   N / A , to the Service Agreement referenced above.
With the exception of this Appendix A, all other terms and

 conditions of said Service Agreement shall remain in full force and effect.


                                                 SOUTH JERSEY GAS CO

 By
                                                 William C. Bingham, Jr.
 Its                                             Sr. Vice President Gas Supply

 Date                                            12 November 1993


COLUMBIA GAS TRANSMISSION CORPORATION


 Its

 Date    11/30/93